Bank of America Merrill Lynch Banking & Financial Services Conference

Manuel Medina-Mora

Chairman of the Global Consumer Banking Council

November 17, 2010

Consumer Banking in Citicorp

Agenda

- **Our Business**
- **Our Opportunity**
- **Our Strategy**

Consumer Banking in Citicorp

A Significant Business

- 40 countries(1)
- ~4,600 branches(2)
- 60 million customers
- #1 Cards issuer globally by loans
- $300 billion in deposits
- $225 billion in loans
- $125 billion in AUMs

Diversified by Geography and Business

Revenues: $32.2 B(3)



North America
46%
International
54%
52%
Cards
48%
Retail
by Region
by Business

(1) Includes the international personal bank in the UK.
(2) Includes ~400 branches from the Banco de Chile joint venture.
(3) Last twelve months to September 2010 on a managed basis.

A Global Business…



300 branches
EMEA
North America
1,000 branches
Latin America
2,215 branches(1)
Asia
707 branches

Last 12 months to September 2010 ($B)



300
14%
35%
48%
3%
Deposits
225
15%
35%
47%
3%
Loans
32
26%
23%
46%
5%
Revenues(2)
4
39%
53%
6%
1%
Net Income

(1) Excludes ~400 branches from the Banco de Chile joint venture.
(2) Managed basis.

RCB – Improving Financial Results

Net income – last 12 months to each period ($B)

Recovery underway …


6.0
5.0
4.0
3.0
2.0
1.0
0.0
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2008
2009
2010

…led by the international operations


North America
International
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2008
2009
2010

Note: Excludes the 4Q'08 $6.1 billion after-tax goodwill impairment charge.

Positive Trends in Key Drivers

Improving credit quality



Net Credit Loss Ratio (%)
North America
Asia
Latin America
EMEA
10
8
6
4
2
0
7.4%
5.5%
3.5%
1.3%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2008
2009
2010

International loan growth



Average Loans ($B)
North America
International
130
125
120
115
110
105
100
95
90
$115
$106
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2008
2009
2010

Note: Managed basis.

Emerging Markets Driving Global GDP Growth



200%
120%
100%
80%
60%
40%
20%
0%
Public Debt 2010 (%GDP)
0%
2%
4%
6%
8%
Average GDP Growth 2010-2014 (%)
Developed
Emerging
Japan
Italy
France
Canada
United Kingdom
Germany
Netherlands
Spain
United States
Brazil
India
Argentina
Turkey
Mexico
South Africa
Indonesia
Korea
Australia
China
Saudi Arabia
Russia

Source: Citi, Economist Intelligence Unit.

Global Consumer Banking Opportunity

EM markets likely to represent ~55% of potential revenue growth

- Emerging Markets drive growth in global economy
- Banking industry under transition
  - Global economic imbalances
  - Greater regulation
- Technology driving behavioral change
  - Online, mobile
  - Global connectivity



Global Consumer Revenue Pools ($B)
CAGR
2,300
6%
1,950
780
10%
EM
590
750
5%
US
640
Other DM
720
770
2%
2010
2013

Near-term profit pools in the US will benefit from normalization of credit

Source: McKinsey

Opportunity Concentrated In Metro Areas

EM GDP more concentrated in large cities


Metro GDP ($Tr)
% total GDP
7.4
2.0
0.8
0.7
1.0
0.8
0.7
0.6
0.6
0.4
52%
41%
31%
24%
22%
49%
59%
56%
30%
47%
US
Japan
UK
France
China
Brazil
India
Mexico
Russia
S. Korea

Citi's top 150 priority cities equal ~30% of world's GDP(1)


% of GDP in Top 150 Priority Cities
US:
16 cities
Rest of Developed:
18 cities
23%
26%
51%
Emerging Markets:
116 cities

(1) Calculated using purchase power parity exchange rates.
Source: PricewaterhouseCoopers, UK Economic Outlook, November 2009.

Our Consumer Banking Strategy

- **A customer-centric franchise**
  - Committed to improving the customer experience
  - Deepening customer relationships and wallet share
- **Focused on markets where we have a competitive advantage**
  - Retail banking for affluent and emerging affluent in the world's top cities
  - A broader play in Cards and deep footprint geographies[(1)]
  - Global transaction capabilities for small business and local commercial clients
- **Investing for organic growth**
  - Multi-channel distribution
  - Technology and lean operations
  - Innovation and value proposition
  - Brand awareness and marketing
  - Talent attraction and development
- **Leveraging our unique globality**

(1) Includes Mexico, Poland, Korea, Taiwan and Central America.

A Segment-Led Business Model

Commercial and Small Business in our footprint

- Value our global capabilities
- Trade and supply chain finance
- Link business and personal wallets


ICG
Private Bank
HNW
LCB
Affluent
Small Business
Emerging Affluent
Not covered, out of footprint
Mass Market
Companies
Individuals

Retail Banking in key cities

- Deepen relationships
- Globally-minded
- Key funding source

Broader approach in Cards and deep footprint markets

- Transactional needs
- Simple access to credit
- Drive lending and cards revenues

Note: ICG has coverage of corporate clients with sales above $250MM. Local Commercial Banking (LCB): clients with sales of $5MM - $250MM. Small business: clients with sales below $5MM. Private bank: customers with investable assets of $10MM+. High net worth (HNW): customers with investable assets of $1MM - $10MM. Affluent: customers with investable assets of $100K - $1MM or income above $150K. Emerging affluent: customers with investable assets of $10K - $100K or income of $75K - $150K. Mass market: customers with less than $10K in investable assets.

A Strong Footprint in Key Markets

Cards Market Share by Country(1)

Market share by purchase sales



Mexico 33%
C. America 29%
Hungary 29%
Philippines 26%
Chile 24%
Indonesia 24%
Poland 22%
India 22%
Malaysia 18%
Singapore 18%
Czech 17%
UAE 13%
Taiwan 13%
Thailand 13%
US 10%
Colombia 9%
Peru 9%
Brazil 8%
Egypt 8%
Hong Kong 8%

#1 issuer internationally

Presence in Affluent Segment by City(2)

Citi customers as % of affluent segment



Mexico City 55%
New York 38%
Los Angeles 35%
Miami 31%
Seoul 31%
Chicago 29%
Washington DC 25%
Singapore 22%
Bogota 20%
Rio de Janeiro 11%
Sao Paulo 11%
Taipei 11%
Dubai 11%
Warsaw 8%
Hong Kong 7%

Strong presence in Affluent segment

(1) Asia & Latin American countries based on '09, US based on 3Q'10 & EMEA countries based on 2Q'10.
(2) Citi estimate. Customers with at least one Citi product.

North America Consumer Banking

Strong franchise in key MSAs



Households (MM)[1]		Total	Citi clients	Citi/Total (%)
Total US	All	115.6	18.0	16%
	Affluent	26.3	6.2	24%

(1) Total North America Consumer Bank, including Cards.

- Key part of Citi's global consumer network
- Important source of deposits
  - Deposits per branch 1.5x top 3 peers
- Presence in major cities and strength with international clients
- Historically product-led strategy; underinvested in organic growth capabilities
- Turn-around underway
  - Customer centric approach
  - Retail bank focused on key MSAs
  - Nationwide Cards business, with strong presence across segments
- Opportunity for better execution and organic growth
- Smaller impact from changes in regulatory environment

North America Cards Business


AmericanAirlines
Expedia.com
at&t
Thank You

- #3 U.S. card issuer by loans; provides scale to global operations
- 21MM open accounts
- $77B of outstanding loans
- $156B in sales volume(1)
- Average spend among the highest in the industry
  - ~$9,100 per active account(1)

- Innovation center for our global franchise
- Leveraging our global network
  - Technology (i.e. mobile payments)
  - Innovation
- Renewed investment spending
- More focused, segment-led strategy
- High Net Worth, Affluent & Emerging Affluent
  - Exceptional rewards and service
  - Ubiquitous access
- Mass Market
  - Simple and transparent access to credit and protection
  - Choice of solutions

(1) Last twelve months to September 2010.

International Consumer Banking

A Diversified Revenue Base

Revenues $17.3B(1)



Rest of Int'l RCB
20%
Mexico
27%
Next 5(2)
9%
Indonesia
2%
9%
Brazil
India 3%
6%
Australia 4%
4%
6%
Korea
Hong Kong 4%
Japan
Taiwan
4%
Singapore

Emerging Markets are ~90% of Revenues

- Positioned to benefit from emerging markets growth
  - Close to 40MM customers
  - Adjusted ROA of 1.7%(1,3)
- Leading brand, with particular strength in wealth management and cards
- Disproportionate growth of our target market: emerging affluent and affluent customer
- Emergence of middle classes: increased consumption and wealth management
- Beyond branches
  - Leveraging alternative distribution channels to achieve maximum brand impact
- Innovation: Turning our global scale into an advantage in internet/mobile banking and new payment products

(1) Last twelve months to September 2010.
(2) Poland, Malaysia, Thailand, Colombia, Russia.
(3) Adjusted for LLR builds/releases.

Beyond Branches

Mobile Banking





Subway




Singapore
7%
16%
22%
66%
Share of Branches
Share of Customers
Share of Affluent
Brand Awareness

Citi Assist







Note: As of 3Q'10.

Introducing Smart Banking



Investing in Global Technology Capabilities

2009

Multiple Platforms
Minimal Common Functionality



2011

Rationalization & Efficiency
Global Rollout



2013

Single Global Platform



% accounts in new platform:

2009	2011	2013
~20%	~40%	~90%

- A customer-centric platform: 360° view of relationships
- Allows for consistent customer experience across channels and geographies
- Operational simplicity and scalability
- Better efficiency and time-to-market

- Core banking platform implemented in South East Asia
  - US, Latin America and North Asia underway
- Common internet banking platform in 30+ countries
- Mobile banking applications in Asia, Mexico and US

Leveraging Our Globality

Global Consumer Banking Council

Our best talents…

…from the 4 regions…

…working in partnership

Key Responsibilities
Refine Global Strategy
Align Marketing & Branding
Enhance Value Proposition
Prioritize Investments
Select & Deploy Best Practices
Strengthen Talent Development
Follow Up on Execution

Conclusion

- Uniquely positioned to benefit from emerging markets growth and the globalization of financial services
- Focused on restructuring and better execution in our North America consumer banking business based on a customer centric approach
- Strategy focused on markets and segments where we have a competitive advantage
- Investing for organic growth
- Leveraging global capabilities and best practices

Strategy + Disciplined Execution ⟶ Consistent Results

Certain statements in this document are “forward-looking statements” within the meaning of the rules and regulations of the U.S. Securities and Exchange Commission. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors, including the precautionary statements included in this document and those contained in Citigroup’s filings with the U.S. Securities and Exchange Commission, including without limitation the “Risk Factors” section of Citigroup’s 2009 Form 10-K.